Davis, James & Chase-Kraaima
Certified Public Accountants


Steven J. Davis, CPA, CFP PFS
Gordon H. James, CPA
Tarina Chase-Kraaima, CPA
Ann Singleton, CPA

May 19, 1999

To The Board of Directors of
Marina Capital, Inc.
Shupe-Williams Plaza
2605 Wall Avenue
Ogden, UT  84401


Re:	Marina Capital, Inc.

Davis, James, and Chase-Kraaima, Certified Public Accountants, do hereby consent to the use of the financial statements dated April 26, 1999, of Marina Capital, Inc. to be used and filed in connection with the Form 10-SB Registration Statement, as filed with the Securities and Exchange Commission.


/s/Davis, James, and Chase-Kraaima
Davis, James, and Chase-Kraaima
Certified Public Accountants

257 37th Street, Ogden, Utah 84405	TEL: (801) 399-5837  (801) 621-0721
FAX.. (801) 399-5830